Business combinations	6 Months Ended
Dec. 31, 2022
Disclosure of detailed information about business combination [abstract]
Business combinations	Business combinationsOn October 6, 2022, Endava announced the acquisition of all of the issued and outstanding equity of Lexicon Digital Pty Ltd and Lexicon Consolidated Holdings Pty Ltd, headquartered in Melbourne, Australia (“Lexicon”). Lexicon is an Australian-based technology consulting, design and engineering firm who partners with clients to build new digital solutions or accelerate digital transformation programs across enterprise systems, products and IoT using an agile delivery methodology. Lexicon’s clients include Australia’s market leaders in the insurance and wealth management sectors and an array of companies in other sectors, including entertainment, retail, agribusiness and automotive. Lexicon has 127 billable staff member in Australia (with offices in Melbourne and Sydney) and Vietnam (Ho Chi Minh).
The acquisition accounting of Lexicon was considered provisional as at 31 December 2022, pending final conclusion on the fair value of total consideration transferred, fair value of net assets acquired and resulting goodwill.

The consideration includes elements of cash, equity, deferred and contingent consideration. The following table summarises the acquisition date fair values of each major class of consideration transferred:

£’000
Initial cash consideration	32,025
Equity consideration	9,975
Fair value of deferred consideration	1,416
Fair value of contingent consideration	4,959
Total consideration transferred	48,375

Under the Lexicon Share Purchase Agreement, the Group paid the former equity holders of Lexicon a cash purchase price of £32.0 million, including post closing adjustments on the cash, debt and working capital of Lexicon. 144,926 Class A shares were issued to the Sellers subject to a lock-up period with a fair value of equity consideration of £10.0 million, using a share price at acquisition date of £44.92. In addition, the Group recognised a deferred consideration with a fair value of £1.4 million attributed to a holdback amount, payable within 24 months of acquisition date. The deferred consideration is measured at amortised cost using the effective interest rate method. The fair value at the balance sheet date approximates to its carrying value.

The Group also recognised a fair value of £5.0 million of consideration contingent upon fulfillment of certain earn-out conditions related to revenue and EBITDA of Lexicon during the earn-out period. Management estimated 59% payout of the contingent consideration using probability-weighted outcomes. The fair value was then determined by applying an appropriate discount rate that embeds the risk included in the projections used in the scenarios. Any subsequent revaluations to contingent consideration as a result of changes in such estimations are recognised in the consolidated statement of comprehensive income.

Under the Lexicon Purchase Agreement, there are other amounts in the form of restricted share units under the 2018 Equity Incentive Plan, that are payable in future periods based on the continued service of certain Lexicon employees. As all restricted share units are based on continued service provided to the post-combination entity, they have been excluded from consideration and will instead be accounted for as ongoing remuneration under IFRS 2.

The Company's allocation of the total purchase consideration amongst the net assets acquired is as follows:

£’000
Intangible assets - client relationships	4,532
Property, plant and equipment	51
Right of use assets	299
Deferred tax asset	136
Cash and cash equivalents	1,824
Trade and other receivables	2,098
Lease liabilities	(319)
Trade and other payables	(1,192)
Corporation tax payable	(825)
Deferred tax liability	(1,360)
Fair value of net assets acquired	5,244
Other than intangible assets, the fair value approximates the carrying value of the net assets acquired.

Intangible assets subject to valuation include client relationships. The multi period excess earnings method (“MEEM”) was applied to determine the fair value of the client relationship intangible asset. The fair value determined under this approach is a function of the following: (1) future revenues expected to be generated by these assets and the profitability of these assets; (2) identification of the contribution of other tangible and intangible assets to the cash flows of these assets to apply an appropriate capital charge against the cash flows; and (3) determination of the appropriate risk-adjusted discount rate to calculate the present value of the stream of anticipated cash flows. An estimate was made by the Group regarding the amount of future revenues that could be attributed to Lexicon’s clients that existed as of the acquisition date. This revenue projection was based on management’s expectation of future revenue streams. As the estimate of fair value for the customer related asset is based on MEEM, consideration was given to contributions to earnings from “contributory assets” other than customer relationships, in order to isolate the cash flows attributable to the customer related asset inclusive of other assets. The after-tax residual cash flows attributable to existing customers were discounted to a present value.

Deferred tax

The deferred tax liability at acquisition on the client relationship was £1.4 million based on a book base of £4.5 million and a tax base of nil at the date of acquisition.

Goodwill

Goodwill arising from the acquisition has been recognised as follows:

£’000
Consideration transferred	48,375
Fair value of net assets acquired	(5,244)
Goodwill	43,131

The goodwill arising from the acquisition represents the knowledge and experience of the workforce, who are instrumental to securing future revenue growth, the new customer relationships anticipated to arise post-acquisition and a proportion of goodwill that is, by its nature, unidentifiable and represents modus operandi of all the assets combined, which generates profits.
Acquisition related costs in the form of legal and professional fees of £0.7 million were expensed as incurred and are presented under selling, general and administrative expenses.